Exhibit 99.1

 2026Investor Meeting  October 19, 2026

 Important Disclosures  2  Forward Looking Statements. Certain statements contained herein may constitute “forward-looking statements," within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and/or the Private Securities Litigation Reform Act of 1995, regarding Jefferies Financial Group Inc., and its subsidiaries. These forward-looking statements reflect our current views relating to, among other things, future revenues, earnings, operations, and other financial results, and may include statements of future performance, plans, and objectives. Forward-looking statements may also include statements pertaining to our strategies for the future development of its business and products. These forward-looking statements are not historical facts and are based on management expectations, estimates, projections, beliefs and certain other assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, the cautionary statements and risks set forth in our Annual and Quarterly Reports and other reports or documents filed with, or furnished to, the SEC from time to time, which are accessible on the SEC website at sec.gov. This information should also be read in conjunction with Jefferies Financial Group Inc. Consolidated Financial Statements and the Notes thereto contained in the Annual, Quarterly and Periodic Reports filed by the issuer that are also accessible on the SEC website at sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake to update any forward-looking statements to reflect the impact of circumstances or events that arise after the date of such forward-looking statements.  Not an Offer. These materials are provided for shareholders of Jefferies Financial Group Inc. and are for informational purposes only. These materials do not constitute an offer to sell, or a solicitation of an offer to buy, any security or instrument, or a solicitation of interest in any fund, account or strategy described herein.  Performance Information. Past performance is not necessarily indicative of future results.

 9:00 AM  Jefferies Overview  Rich Handler, CEO  Brian Friedman, President  9:20 AM  Financial Review  Matt Larson, CFO  9:40 AM  Investment Banking  Andrea Lee, Co-Head of Global Investment Banking  Raphael Bejarano, Global Head of Investment Banking  John Miller, Global Head of Investment Banking  10:00 AM  Equities  Peter Forlenza, Global Head of Equities  10:20 AM  Fixed Income  Frederic Jallot, Global Head of Fixed Income  10:40 AM  Asset Management  Nick Daraviras, Co-Head of Asset Management  11:00 AM  Q&A  2026 Investor Meeting Agenda  3

 JefferiesOverviewRich Handler, CEOBrian Friedman, President  4

 Global Footprint  We have best-in-class people and serve many of the largest and most important clients across every significant country and economic area.  Unique Cultureand Operating Model  Our flat, nimble and entrepreneurial culture is built to create the best experience for our clients and the best environment for our team.  Breadth of Capability  We combine premier advisory expertise, full-service capital markets capabilities, and large-scale lending through our partnership with SMBC, to deliver end-to-end client solutions.  A Unique Wall Street Firm  Our Firm is a Partnership: Our value is in the consistent quality of our talent, our breadth of capability, and the ease and immediacy of delivering our firm to our clients   5

 Driving Long-Term Growth   * This chart, presented from time to time, seeks to reflect how management contemplates Jefferies’ progression. Over the periods presented, Jefferies has gone through various transformative changes including, but not limited to, the combination of Leucadia National Corporation and Jefferies Group, Inc. in 2013, the merger of Jefferies Group LLC with Jefferies Financial Group Inc. in late 2022, and changes to the alignment of our operating segments in differing periods, all of which impact the comparability of the net revenues and net earnings presented across the periods. Refer to Appendix A for further information.  See pages 54-68 at the back of this presentation for endnotes.   (1)   ($ Millions)  11.7%  6

 Accelerating Our Momentum [From 2024 Investor Meeting]  7  Top 5  Global   Investment Banking Firm  Positioned for another step-change…  Peer Leading  Market Share Growth  Strong Capital   to Support Growth  Increased Breadth & Depth of Coverage  Subdued Market   Set to Rebound  In 2019 we were….  $10B  Total Shareholders’ Equity  $3.2B   Net Revenues (1)  $10B  Total Shareholders’ Equity  In LTM Q3’24 we were…  $5.9B  Net Revenues (1)  212  Investment Banking MDs  #6  M&A & ECM (4)  #8  M&A & ECM (3)  364  Investment Banking MDs (5)  10.0%  Adjusted ROTE (2)  $563M  Net Earnings  5.9%  Adjusted ROTE (2)  $418M  Net Earnings (6)  With Validation in Our Results  See pages 54-68 at the back of this presentation for endnotes.

 Accelerating Our Momentum  8  $8.1B  Net Revenues (1)(7)  Today we are…  $937M  Net Earnings (10)  $11B  Total Shareholders’ Equity (12)  13.1%  Adjusted ROTE (11)  #5  M&A & ECM (9)  In 2019 we were….  With Validation in Our Results  In LTM Q3’24 we were…  376  Investment Banking MDs (8)  $10B  Total Shareholders’ Equity  $3.2B   Net Revenues (1)  212  Investment Banking MDs  #8  M&A & ECM (3)  5.9%  Adjusted ROTE (2)  $418M  Net Earnings (6)  $10B  Total Shareholders’ Equity  $5.9B  Net Revenues (1)  #6  M&A & ECM (4)  364  Investment Banking MDs (5)  10.0%  Adjusted ROTE (2)  $563M  Net Earnings  See pages 54-68 at the back of this presentation for endnotes.

 2026+  Focused on Execution and Realization [From 2025 Investor Meeting]   9  2nd Highest   Investment Banking Net Revenues (1)  $3.6B  LTM Q3’25  Record LTM  Equities Revenues (1)   $1.8B  LTM Q3’25  Record  Global Equities Cash Market Share (2)   5.0%  Q2’25  Keep Driving Our Position as a Leading Wall Street Firm  Realize Maturation of Platform  Continue Market Share Gains  Expand Operating Margin  Record LTM  Advisory Revenues (1)  $2.1B  LTM Q3’25  We have continually invested in and developed our core businesses; we have momentum in our results  2025  See pages 54-68 at the back of this presentation for endnotes.

 2026  Focused on Execution and Realization   10  2nd Highest   Investment Banking Net Revenues (1)  $3.6B  LTM Q3’25  Record LTM  Equities Revenues (1)   $1.8B  LTM Q3’25  Record  Global Equities Cash Market Share (2)   5.0%  Q2’25  Record LTM  Investment Banking Net Revenues (1)  Record LTM  Advisory Revenues (1)  Record LTM  Equities Revenues (1)  Record Year  Global Equities Cash Market Share (2)  Record LTM  Advisory Revenues (1)  $2.1B  LTM Q3’25  We have continually invested in and developed our core businesses; we have momentum in our results  2025  $4.7B  LTM Q3’26  $2.7B  LTM Q3’26  5.3%  2025  $2.3B  LTM Q3’26  See pages 54-68 at the back of this presentation for endnotes.

 Focused on Executing and Realizing Our Platform’s Potential   11  Fixed Income  Complexity Creates Opportunity   Collaboration With Investment Banking Expands and Broadens Our Business  Investment Banking  Mid-Market Sell Side Private Equity  Large-Cap Private Equity M&A  Corporate M&A  Global ECM Franchise  Equities  Japanese Combination Live January 1, 2027   Cash and Electronic  Corporate Equity and Prime Services Derivatives  Asset Management  Capital Shifting to Hildene Reducing Overall Risk and Volatility   Jefferies Credit Partners Direct Lending (1)   Stakes in Other Strategies Generating Meaningful Value          Investment Banking  Equities  Asset Management  Fixed Income  See pages 54-68 at the back of this presentation for endnotes.

 Translating to EPS Growth   12  Human Capital  Largely at Scale, Leading to Productivity Gains   Continuing to Scale and Leverage Our Operating Expenses   Sales of Tessellis and Stratos Eliminating Losses   Tech / AI to Drive Productivity in Revenue and Expenses 

 Financial ReviewMatt Larson, CFO  13

 Financial Highlights  Our Continued Growth is Supported by our Solid Financial Foundation   $8.5B  ▲119%   SINCE 2019  NET REVENUES, LTM Q3’26  $0.9B  ▲123%   SINCE 2019 (1)  NET EARNINGS TO ALL SHAREHOLDERS, LTM Q3’26  13.1%  ▲726bps   SINCE 2019 (1)  ROTE TO ALL SHAREHOLDERS CONTINUING OPS (2) LTM Q3’26 (3)  Revenue Quality and Durability  We continue to improve the quality and durability of our earnings by directing our business mix towards low-risk fee-based revenues and expanding higher-margin client businesses  Investment Banking & Capital Markets Operating Leverage  Our focus remains on growing our core businesses – Investment Banking & Capital Markets, which represent more than 90% of total firm LTM Q3’26 Net Revenues –and realizing increasing margins from our growing scale  Intentional Balance Sheet Growth, with Leverage below Peers  Our balance sheet growth is substantially driven by Cash & Cash Equivalents and meaningful expansion of our Prime Services business  Disciplined Capital Allocation and Shareholder Returns  Our approach to capital allocation remains disciplined and consistent. We remain committed to returning excess capital to shareholders  14  See pages 54-68 at the back of this presentation for endnotes.

 +119%  Durable, High-Quality Revenues Driving Sustainable Growth  Net Revenues by Type (1)  ($ Billions)  87%  NET REVENUE GROWTH DRIVEN BY INVESTMENT BANKINGFEES AND COMMISSIONS  Fee-based revenues and client businesses drive our revenue growth, supporting the quality and durability of our earnings   CLIENT DRIVEN GROWTH  Principal Transactions growth is driven by Prime Services client facilitation and the growth of our Corporate Derivatives Solutions businesses  GROWTH SINCE 2019  We have been in the process of winding down our legacy Merchant Banking assets, contributing to lower Net Interest / Other revenues  OTHER INVESTMENTS  15  See pages 54-68 at the back of this presentation for endnotes.

 Investment Banking & Capital Markets Segment Profitability  Incremental YTD YoY  Incremental Margin  Platform Maturation and Market Position  Improved competitive advantage has generated meaningful market share gains and record LTM net revenues – driving profitability  Operating Leverage from Multi-Year Investment  We have expanded our talent base and technology capabilities to build a broader, more capable global platform  Built for Scale  Assuming reasonable market conditions, our expense base already supports much of the cost required to further scale revenues and continue to expand margin  Profit growth has outpaced revenue growth by 2X – generating an incremental margin of 23%  PROFIT MARGIN INCREASE  PROFIT BEFORE TAX  NET REVENUES (1)  $7.8B  $1.3B  ~50%  LTM Q3’26  LTM Q3’26  ▲ $3.3B  vs. $4.5B in 2023  ▲ $0.8B  vs. $0.5B in 2023  LTM Q3’26 profit margin 16%  vs. 2023 profit margin 11%  LTM Q3’26 vs. 2023  PBT +$0.8B  Net revenues +$3.3B (1)   16  See pages 54-68 at the back of this presentation for endnotes.

 Investment Banking & Capital Markets Segment Profitability (Cont’d)  Adjusted non-comp expense (4)  $1.7B  2023 $1.3B  Adjusted net revenues (3)  $7.3B  2023 $4.2B  RATIO IMPROVEMENT  24%  Of adjusted net revenues (3),  LTM Q3’26 vs. 30% as of 2023  ~20%  Reduction in adjusted  non-comp ratio (1),  LTM Q3’26 vs. 2023  15%  Adjusted non-comp (4) +$463M  Adjusted net revenues (3) +$3.1B  LTM Q3’26 INVESTMENT BANKING & CAPITAL MARKETS NET REVENUES (2)  Net revenues (2)  $7.8B  2023 $4.5B  LTM Q3’26 INVESTMENT BANKING & CAPITAL MARKETS NON-COMP EXPENSE  Non-comp expense  $2.2B  2023 $1.6B  Less: Brokerage & Clearing  $(0.5)B  Less: Brokerage & Clearing  $(0.5)B  Adjusted revenues growth has outpaced adjusted non-comp expense growth by 2.1X  Investment Banking & Capital Markets  LTM Q3’26 vs. 2023  INCREMENTAL ADJUSTED NON-COMP RATIO  ADJUSTED NON-COMP RATIO (1)  ▲75% Adjusted net revenues (3)  ▲37% Adjusted non-comp expense (4)  17  See pages 54-68 at the back of this presentation for endnotes.

 Q3’26 Tangible Gross Leverage Ratio (1)  Peer Average (2)  16.3x  Jefferies  9.1x  Strategic Balance Sheet Growth, With Leverage Below Peers  Level 3 Assets remain limited, at approximately 3% of Financial Instruments Owned  BALANCE SHEET GROWTH SINCE 2019  RISK DISCIPLINE  82%  Increase in total assets largely attributable to cash & cash equivalents, prime assets, and secured financing balances  18  See pages 54-68 at the back of this presentation for endnotes.   Driven by client-driven facilitation and financing activities rather than principal risk-taking  While our balance sheet may continue to grow, we will maintain a disciplined approach

 We Continue to Return Meaningful Capital to Shareholders  See pages 54-68 at the back of this presentation for endnotes.   19  Total Capital Returned (1)(2)  Since 11/30/18  Capital Returned as % of Tangible Book Value  Since 11/30/18  Reduction in Fully Diluted Shares Outstanding  Since 11/30/18  $6.4B  79%  24%  Dividend Increases  Since 11/30/18  Cumulative Cash Dividends per Share  Since 11/30/18  Special Dividend per Share  Related to 2023 Spin-Off of Vitesse Common Stock  5  $8.90  $2.33  We Execute a Two-Pronged Approach: Opportunistic Share Repurchases, Recurring Common Dividend

 Jefferies AI Strategy Built on Ensuring Measurable Value  Accelerating value creation at every level of the Firm, driven by business-led use cases  Growing the enterprise AI platform with top-tier models and targeted customization  Advancing at scale through engineering and development across key areas and functions  Scaling AI through business-led innovation, secure platforms and technology enablement  Balancing innovation and adoption with governance and controls while ensuring measurable value  STRATEGIC PRIORITIES  Risk Management & Governance   Cost Optimization   Revenue Generation   KPI & Value Management   Enterprise AI Expansion   20

 Investment Banking  Business Review  21

 Jefferies is One of the World’s Leading Investment Banks  22  YTDSeptember 2026  8  6  2010  #17  2015  2020  2020  #10  #8  #6  376  Investment Banking MDs (1)  6th  Globally in Investment Banking (2)  5th  Global M&A (2)  6th  Global ECM (2)  Countries  Operating   in   24  See pages 54-68 at the back of this presentation for endnotes.

Our Offering is Unique: A Global, Pure Play Investment Banking Firm

Since 2020, we have **transformed** Jefferies to a **tier-1 global investment bank**

People	Platform	Capital
Leading talent across every IB sub-vertical, and across **sales, trading and research**	~100 sub-sectors in IB covered in alignment with global capital markets, research and trading **in every major economic hub worldwide**	SMBC and MassMutual partnerships allow us to provide **scaled lending capabilities** to our clients

"Our franchise is still young.

We are increasingly **trusted by the world's most important decision makers**, creating a stronger brand and franchise each passing day as we demonstrate our capabilities to a growing set of clients."

Jefferies 23

 Our Share Gains Have Outstripped Our Leading Global Competitors  Global Top 6 (M&A, ECM & LevFin) Fee Share – FY YTD Sep 30, 2026 (1)  Share Change (bps) vs 2019 (1)  24  See pages 54-68 at the back of this presentation for endnotes.

 We Rank 5th in Global Advisory and 5th in Global ECM  25  LTM Q3’26 Global Rankings  Advisory & ECM  ($ Billions)  Rank  Advisory   Ecm  Total Revenue  Ranking Δ  Since 2019  2026 Multiple   of TOTAL JEF Revenue   2019 Multiple of   TOTAL JEF Revenue   1  Goldman Sachs (2)   $5.9    $2.7    $8.6      2.2x  4.1x  2  JP Morgan (2)   $4.5    $2.3    $6.8      1.7x  3.6x  3  Morgan Stanley (2)   $3.8   $2.3    $6.0      1.5x  3.4x  4  Evercore (1)   $4.0    $0.2    $4.3     1.1x  1.5x  5  Jefferies (2)   $2.7    $1.3    $4.0     -  -  6  Bank of America (2)   $2.2    $1.6    $3.8     1.0x  2.4x  7  Citigroup (2)   $2.0    $1.2    $3.2     0.8x  2.0x  8  Barclays (1)   $1.1    $0.5    $1.6     0.4x  1.3x  9  Piper Sandler (1)   $1.1    $0.3    $1.4     0.4x  0.5x  10  Stifel (1)   $0.8    $0.3    $1.2     0.3x  0.6x  See pages 54-68 at the back of this presentation for endnotes.

 +27%  +71%  +314%  +618%  Jefferies & SMBC: Early Days of Advancing Our Alliance  Jefferies Revenues  # of Completed Transactions  Strategic Partnership Delivering Tangible Results While Establishing A Foundation For The Next Phase  Largest Sponsors (1)  >3x market share growth across five original jointly covered sponsors  Investment Grade Corporates  Joint IG corporate fees this year are >4x the last three years combined  IPO Collaboration  26 IPOs with SMBC over the past two years  >50% of JEF’s applicable (2) completed IPOs involved SMBC this year  Pipeline Growth  Our overall SMBC-related pipeline has increased >2x vs. one year ago  26  See pages 54-68 at the back of this presentation for endnotes.

 Building Our Foundations   27  Our investment banking franchise today is built on four core pillars  Prior to 2019, our investment banking franchise was predominantly built around mid-market sell-side M&A and ECM, with a disproportionate focus on sponsors  This decade, we have prioritized expanding our focus and broadening our offering: a global, best-in-class, pure play investment banking and capital markets firm

 Expanding Our Focus and Broadening Our Foundation  28  Mid-Market Sell-Side Private Equity   1  3  Corporate M&A  2  Large-Cap Private Equity M&A  4  Global ECM Franchise  #2   5 places since 2019  7.5%  up  320bps since 2019  Mid-market sell-side PE M&A under $1B  Record Fee share YTD  (1)  (1)  See pages 54-68 at the back of this presentation for endnotes.

 Expanding Our Focus and Broadening Our Foundation  29  Mid-Market Sell-Side Private Equity   1  4  Global ECM Franchise  2  Large-Cap Private Equity M&A  3  Corporate M&A  #3   5 places since 2019  20%+  2025 & 2026 YTD  PE M&A over $1B  CV market Share  (1)  (2)  See pages 54-68 at the back of this presentation for endnotes.

 Expanding Our Focus and Broadening Our Foundation  30  Mid-Market Sell-Side Private Equity   1  4  Global ECM Franchise  2  Large-Cap Private Equity M&A  3  Corporate M&A  #8   10 places since 2019  3.5%   240bps since 2019  Corporate M&A over $1B  Fee Share  (1)  (1)  See pages 54-68 at the back of this presentation for endnotes.

 Expanding Our Focus and Broadening Our Foundation  31  Mid-Market Sell-Side Private Equity   1  2  Large-Cap Private Equity M&A  4  Global ECM Franchise  3  Corporate M&A  #6   2 places since 2019  12 out of 17  $1B+ U.S. IPOs year to date  Global ecm ranking  bookrunner on  (1)  See pages 54-68 at the back of this presentation for endnotes.

 These Pillars Have Driven Long-Term Growth in Revenue, Share and Position  32  Total Wallet ($B):  $50.9  $56.8  $96.6  $58.7  $46.1  $59.5  $72.5  $83.5  #8  3.2%  #8  3.5%  #8  3.2%  #8  2.8%  #8  3.9%  #6  3.7%  #6  4.2%  #9  2.7%  Investment Banking Net Revenues & Rank / Share (1)(2)   ($ Billions)  2019  2020  2021  2022  2023  2024  2025  LTM Q3’26  See pages 54-68 at the back of this presentation for endnotes.

 Equities  Business review  33

 Record Net Revenues & Profitability  On pace to achieve record annual results  Equities Net Revenues (1)  ($ Millions)  34%  44%  LTM Q3‘26 International revenue  represents a record % of global revenue  17% CAGR  International  Americas  112%  LTM Q3’26 growth vs. 2022  193% growth vs. 2019  ~5.2%  Global Cash Market Share (2)  in H1’26  TOPLINE  LTM Q3’26 revenue from strategic growth businesses represents 31% of global S&T revenue - up from 26% in 2022  Diversified Growth  LTM Q3’26 revenue reached record levels across most of our core businesses  Equities Momentum  On pace to achieve record profitability with continued business diversification  Margin Expansion  2022  2021  2020  2019  2023  2024  2025  34  See pages 54-68 at the back of this presentation for endnotes.

 THREE PILLARS TO DRIVE STRATEGIC GROWTH  1  Grow Existing Businesses and Continue Globalizing the Franchise, while Deepening and Broadening our Client Footprint  2  Expand our Total Addressable Market by Building Client-Requested Capabilities and Higher-Margin Businesses  3  Continue Significant Market Share and Revenue Momentum  Strategic Initiative Execution  Our focus remains on furthering these initiatives that represent the engine for our future growth  We have executed on our strategy with measurable impact  Since 2022 we have communicated a consistent strategy to drive growth  35

 Initiative  Grow Existing Businesses and Continue Globalizing the Franchise, While Deepening and Broadening our Client Footprint  Grow & Globalize  International is now 44% of global S&T revenue, up from 40% in 2022 and 34% in 2019  86% of our Top 250 clients trade across all regions  ($ Millions)  Our international businesses are contributing a larger share of Global Equities revenue and clients are broadening engagement with us across our product offering.  #1  2022  2022  $  $  36

 Initiative  Expand our Total Addressable Market by Building Client-Requested Capabilities and Higher-Margin Businesses  Expand Our Total Addressable Market  We have momentum in the businesses that align with our strategic initiatives and expand our TAM. These businesses serve as the engine for our future growth.  #2  #2  Prime Services client balances have grown ~4x since 2022  Derivatives revenue has grown ~5x since 2022  2022  37

 Initiative  Continue Significant Market Share Gains (1) and Revenue Momentum  Gain Market Share  We have demonstrated sustainable Cash share gains.  Our goal is to efficiently and profitably continue this trend.  #3  #3  H1’26  38  See pages 54-68 at the back of this presentation for endnotes.

 Continued Execution – Further Growth  We have achieved consistent step changes in S&T revenue and are focused on delivering further growth through long-standing initiatives.  Historical Base  Step Change Achieved  Further Growth Ahead  S&T REVENUE LEVEL  BUILT ON A FOUNDATION OF LONG-STANDING INITIATIVES  Cash & Electronic  Market Share Growth  Prime Services Expansion Impact  Prime Services   Swaps Product Growth   Arranged Financing  Client Targets Further up the AUM Curve  Equity Derivatives  Further IB Integration on Corporates  Structured Notes Growth  Asia Business  39

 Global Collaboration  ECM  Cash Equities  Derivatives  Prime Services  Research  Corporate Access  Japan Equity Client Coverage  Japan ECM, Research  & Corporate Access  Capital, Liquidity,  Balance Sheet  Global Client Coverage  & Sector Expertise  Global Capabilities  & Trading Technology  Derivatives Solutions &  Prime Services  Joint Venture with SMBC in Japan Equities  40  #1  Japan Equities Franchise  Post-Combination Goal  Combining our Japan Equities businesses strengthens our partnership and supports our global growth and client reach.  +  +  +  Launching January 2027  40

 Fixed Income  Business Review  41

 A diversified franchise creates resilient revenues through the cycle  Net Revenues  42  Fixed Income Net Revenues (1)  ($ Millions)  Strong foundations for 2027  See pages 54-68 at the back of this presentation for endnotes.

 A Deliberately Focused Fixed Income Franchise  43  Our Business Model  Our Key Businesses  Leveraged Finance  US Municipals  Asset-Based and Consumer Finance  Emerging Markets  Investment Grade  Highly Experienced Teams  Deep Client Relationships  World Class Research  Differentiated and Actionable Insights  Creative Solutions, Speed and Agility  Distribution  AI Leverage Across the Platform  Collaboration  Underwriting  Structured Solutions  Special Situations  Distressed Debt  Leveraged Loans  High Yield Bonds  Private Credit  CLOs

Service Quality – Independent Surveys (1)

Top #3 Dealer for **Net Positive Business Momentum** in Global G10 Credit for **seven** consecutive years (2)

Overall Service Quality

1st	US CLO
#4	US Distressed Debt
#4	US EM Credit

Market Share (3)

1st	EU CLO (4)
#5	US Distressed Debt
#5	US Par Loans
#5	US EM Credit

Market Penetration

#5	US Distressed Debt
#5	US Par Loans
#5	US Lev Credit

Most Helpful Traders

#4	US Distressed Debt
#4	US Par Loans
#5	EMEA Par Loans
#5*	EMEA ABS/CLO

First Call for Confidential Trades

#3	US Distressed Debt

Best Sales Rep

#2	US Distressed Debt
#4	US EM Credit
#5	EMEA ABS

Most Intense Sales Coverage

#2	US EM Credit
#2	US Par Loans
#3	EMEA ABS
#4	US Distressed Debt

Understanding and Anticipating Clients' Needs

1st	US Distressed Debt
#2	EMEA ABS
#2	US Emerging Markets Credit
#3	US Par Loans

Best Research/Strategy

#4	US Distressed Debt
#4	US Leveraged Credit
#5	US Core Credit

Best at Providing Trade Ideas

1st	US EM Credit
#3	US Distressed Debt

Most Helpful Analysts

#2*	Global EM Credit
#5*	EMEA Leveraged Finance

* Tied

See pages 54-68 at the back of this presentation for endnotes.

Jefferies 44

 Asset Management  Business Review  45

 Jefferies Credit Partners (“JCP”) (1)  October 2026: JefAM launched as a single point of connection to our diversified global alternatives capabilities, combining the marketing teams of Leucadia Asset Management (“LAM”) and Jefferies Credit Partners (“JCP”)  Direct lending strategy focused on first lien loans to Private Equity-backed mid-cap and large-cap companies  Broad Product Suite across commingled funds, SMAs, CLOs, and other vehicles  Overview of Asset Management  Hildene / SILAC  Alternative Manager Platform  Alternative asset management platform powered by Jefferies’ deep capital markets and investment banking expertise. Guided by a principal-minded approach, we invest alongside our clients to ensure alignment of interests and a focus on long-term value creation   Hildene specializes in structured credit and asset-back finance with a focus on insurance solutions  March 2022: Jefferies entered a strategic, revenue-sharing relationship with Hildene  September 2025: Hildene announces plans to acquire SILAC (life/annuity insurance company); Jefferies discloses its intention to acquire a 50% interest in Hildene Holding Company  Alternative asset management platform providing investors access to a diversified range of 18 innovative strategies with $34 billion in AUM (2)  KEY STRATEGIES  AUM (2)  Dymon Asia   Asia-focused multi-manager platform—Since 2020  $6.0B  Schonfeld   Market-neutral fundamental equity platform—Since 2019  $3.4B  FourSixThree Capital  Distressed and opportunistic credit strategy—Since 2021  $2.7B  46  See pages 54-68 at the back of this presentation for endnotes.

 Enables us to further leverage synergies across Jefferies’ global platform, strengthen strategic initiatives, and cultivate deeper institutional relationships – enhancing the client experience  Broader Jefferies Alignment  Reflects our broader efforts to combine private credit and insurance solutions with our existing asset management capabilities. Includes a dedicated Wealth Management group tasked with expanding opportunities in this important channel  Power of the Platform  Combines the Global Sales & Marketing Teams of LAM and JCP into a single, coordinated platform  Sales and Marketing Integration   Jefferies Asset Management (“JefAM”)  Where Capital Meets Opportunity   47

 Jefferies Pending Acquisition of Hildene/SILAC   Hildene Capital Management  SILAC’s Platform & Business Model  Well-diversified portfolio that can be enhanced through the appropriate addition of certain alternatives  Underwriting  Providing annuity products and investing premiums received from policyholders to generate a NIM  Fee Income  Fees received from reinsurers for ceding business on a portion of the annuities that are underwritten  Hildene is a leading credit manager specializing in structured credit, private credit, asset-backed finance, and insurance and reinsurance solutions. SILAC is a life and annuity insurance company that primarily underwrites fixed index annuities.   Structured Credit  Investing across CLOs, MBS, trust-preferreds, and other structured products  Dynamic capital allocation seeking to take advantage of dislocations across cycles and structures  Asset-Based Credit  Targeted exposure to housing and multifamily private credit through proprietary sourcing channels  Asset-backed lending strategy designed to complement traditional corporate credit  48

Jefferies Credit Partners

PLATFORM HIGHLIGHTS

Origination Advantage	• Source opportunities through Jefferies Financial Group partnership – Leading global investment bank with ~1,900 bankers and a 20-year credit investing track record – Momentum through differentiated access to deal flow; with JCP investment activity increasing 20% YoY as of June 2026 [(1)]
Strong, Long-Term Track Record	• 20+ year JCP [(2)] track record of investing in senior loans to private equity sponsored businesses • Consistent performance with low historical losses
Extensive Alignment and Solutions	• Investors' capital is deployed directly alongside JCP • 180+ employees across Jefferies and JCP are invested in JCP's funds • Flexible structures tailored to investors' needs

~$20B
JCP AUM [(3)]

~500
Investments Closed Since 2021 [(4)]

~100
Sponsors Transacted With Since 2021 [(4)]

<0.1%
Annual Net Loss Rate [(5)]

** JCP financial results are reported within the Investment Banking division, while Asset Management earns a percentage of fees earned.*

See pages 54-68 at the back of this presentation for endnotes.

Jefferies 49

Capital Raising Update

- JefAM global integrated Marketing & Investor Relations team includes ~50 professionals
- Our unified sales and marketing efforts have contributed to significant AUM growth; JefAM Team has raised over $7.0 billion in LTM Q3'26 (1)
- Continued focus on multi-strats and specialty strategies as well as corporate direct lending (JCP) and asset-based finance (Hildene) to meet investor demand
- Actively marketing JCP vehicles: Middle Market Direct Lending Fund III, Private BDC, direct lending CLO strategies, SMAs, rated feeders, and a newly launched European strategy

Total Fee Income
($ Millions)



$114
+25%
CAGR
$25
2019
LTM Q3'26

Capital Raised (1)
($ Billions)



$7.3
$5.7
$3.7
$3.7
$3.6
$2.0
$2.4
$3.1
$0.7
JFIN
All Non-JFIN
Total
CY 2020
LTM Q3'25
LTM Sep 30, 2026 (2)

See pages 54-68 at the back of this presentation for endnotes.

Jefferies 50

 Appendix AData Related to Slide 6  51

 Appendix A - Data Related to Decades Slide  Predecessor (2) Successor (2)  JG (5) JFG (5)  12.1% - Net Revenue CAGR (6)  14.4% - Net Earnings (Losses) CAGR (6)  Net Revenues (1)(4)  ($ Billions)  Net Earnings (Losses) (1)(4)(7)  ($ Millions)  (3)  (3)  52  Footnotes on slide 53.

 Footnotes Related to Appendix A  Net revenues and net earnings attributable to common shareholders presented herein represent the operations of Jefferies Group LLC for the periods from 1990 to the third quarter of fiscal 2022, and the measures presented are derived from the quarterly and annual report filings of Jefferies Group LLC for those periods. On November 1, 2022, Jefferies Group LLC was merged into Jefferies Financial Group Inc. Net revenues and net earnings attributable to common shareholders for the periods from November 1, 2022, through November 30, 2023, represent all of the operations of Jefferies Financial Group Inc. that, in addition to the historic businesses of Jefferies Group LLC that have been subsumed, include the other Jefferies Financial Group Inc. operations, primarily merchant-banking activities. The results of the complete operations of Jefferies Financial Group Inc. are not included in the financial measures presented prior to November 1, 2022.  The Predecessor and Successor periods are separated by a vertical line to highlight the fact that the financial information for Jefferies Group LLC for such periods has been prepared under two different cost bases of accounting due to the transaction between Jefferies Group LLC and Jefferies Financial Group (fka Leucadia) on March 1, 2013. Jefferies Group LLC’s results in 2013 for the Successor period include the results of operations for the three months ended February 28, 2013, which are part of the Predecessor period.   Results included for fiscal 2010 are for the eleven months ended November 30, 2010, as Jefferies changed its fiscal year end in 2010. Periods prior to 2010 are presented for the twelve months ended December 31, and periods subsequent to 2010 are presented for the twelve months ended November 30.  The financial measures presented herein include adjusted non-GAAP financial measures, which exclude the impact of the results of operations of Bache, a business substantially exited in 2015. See the Jefferies Financial Group Additional 2020 GAAP Disclosures at https://www.jefferies.com/2020GAAPDisclosure for a reconciliation to GAAP measures.  Net revenues presented for the last twelve months of 2023 include a revised methodology for the nine months ended August 31, 2023, with respect to the allocation of net interest across our business units. Periods included and presented prior to this revision have not been revised; accordingly, net revenues presented by each business unit are not comparable to the amounts presented for the last twelve months of 2023.   “CAGR” is defined as “compound annual growth rate” and is calculated solely on the basis of the net revenues and net earnings (losses) amounts presented herein and should be considered in the context of the footnotes presented herein, which describe various changes to Jefferies as an organization over the presented periods.   2018 net earnings attributable to common shareholders include a $165 million tax charge as a result of the Tax Cuts and Jobs Act (“Tax Act”).  53

 Appendix BEndnotes  54

 Jefferies Overview and Financial Review - Appendix Endnotes  55

 Jefferies Overview and Financial Review Endnotes  These notes refer to page 6 (“Driving Long-Term Growth”)  The run-rate calculation method for 2020–2029 (Q4’26–2029) uses annualized Q3’26 YTD results.  These notes refer to page 7 (“Accelerating Our Momentum [From 2024 Investor Meeting]”)  Net revenues include the sum of Total Investment Banking, Total Capital Markets, and Total Select Asset Management. Total Select Asset Management is a non-GAAP measure. See Appendix C for the non-GAAP reconciliation.  Annualized returns on adjusted tangible shareholders’ equity for 2019 and YTD Q3’24 are non-GAAP measures. See Appendix C for the non-GAAP reconciliation.  Source: Dealogic 2019.  Source: Dealogic LTM as of August 31, 2024.  MD headcount as of August 29, 2024.  The 2019 figure reflects adjusted net earnings, a non-GAAP measure. See Appendix C for the non-GAAP reconciliation.  56

Jefferies Overview and Financial Review Endnotes

These notes refer to page 8 (“Accelerating Our Momentum”)

(1) Net revenues include the sum of Total Investment Banking, Total Capital Markets, and Total Select Asset Management. Total Select Asset Management is a non-GAAP measure. See Appendix C for the non-GAAP reconciliation.

(2) Annualized returns on adjusted tangible shareholders’ equity for 2019 and YTD Q3’24 are non-GAAP measures. See Appendix C for the non-GAAP reconciliation.

(3) Source: Dealogic 2019.

(4) Source: Dealogic LTM as of August 31, 2024.

(5) MD Headcount as of August 29, 2024.

(6) The 2019 figure reflects adjusted net earnings, a non-GAAP measure. See Appendix C for the non-GAAP reconciliation.

(7) LTM Q3’26.

(8) MD headcount as of October 1, 2026.

(9) Source: Dealogic Global ex-China and Japan. LTM Q3’26 data through August 31, 2026. Data as of October 15, 2026.

(10) Net earnings to all shareholders LTM Q3’26.

(11) ROTE to all shareholders from continuing operations is a non-GAAP measure. LTM Q3’26 ROTE to all shareholders from continuing operations is calculated by compounding the QTD ROTE for Q4’25, Q1’26, Q2’26, and Q3’26. See Appendix C for the non-GAAP reconciliation.

(12) As of August 31, 2026.

These notes refer to page 9 (“Focused on Execution and Realization [From 2025 Investor Meeting]”)

(1) Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019.

(2) Source: Third-party market survey.

Jefferies 57

Jefferies Overview and Financial Review Endnotes

These notes refer to page 10 ("Focused on Execution and Realization")

(1) Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019.

(2) Source: Third-party market survey.

These notes refer to page 11 ("Focused on Executing and Realizing Our Platform's Potential")

(1) Financial results for Jefferies Credit Partners (JCP) are included within JFIN, of which Jefferies owns 50%, and reported as part of the Investment Banking segment, while Asset Management earns placement fees in connection with raising capital for JCP.

These notes refer to page 14 ("Financial Highlights")

(1) The 2019 net earnings figure for all shareholders excludes a non-recurring tax benefit of approximately $545 million related to the sale of our available-for-sale portfolio. See Appendix C for the non-GAAP reconciliation.

(2) ROTE to All Shareholders from Continuing Operations is a non-GAAP measure. See Appendix C for the non-GAAP reconciliation.

(3) LTM Q3'26 ROTE to All Shareholders from Continuing Operations is calculated by compounding the QTD ROTE for Q4'25, Q1'26, Q2'26, and Q3'26.

These notes refer to page 15 ("Durable, High-Quality Revenues Driving Sustainable Growth")

(1) Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019.

These notes refer to page 16 ("Investment Banking & Capital Markets Segment Profitability")

(1) Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019.

Jefferies 58

 Jefferies Overview and Financial Review Endnotes  These notes refer to page 17 (“Investment Banking & Capital Markets Segment Profitability (Cont’d)”)  Adjusted non-comp ratio is a non-GAAP financial measure. Adjusted non-comp ratio equals Investment Banking and Capital Markets non-compensation expenses less BC&E, divided by Investment Banking and Capital Markets net revenues less BC&E.  Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019.  Adjusted net revenues is a non-GAAP financial measure. Adjusted net revenues equal Investment Banking and Capital Markets net revenues less Investment Banking and Capital Markets BC&E.  Adjusted non-compensation expenses are a non-GAAP financial measure. Adjusted non-compensation expenses equal Investment Banking and Capital Markets non-compensation expenses less Investment Banking and Capital Markets BC&E.  These notes refer to page 18 (“Strategic Balance Sheet Growth, With Leverage Below Peers”)  Tangible gross leverage ratio and tangible gross assets are non-GAAP financial measures. Tangible gross leverage ratio equals tangible gross assets divided by tangible Jefferies Financial Group equity. Tangible gross assets equal total assets less goodwill and identifiable intangible assets. Tangible Jefferies Financial Group equity represents total Jefferies Financial Group equity less goodwill and identifiable intangible assets. The tangible gross leverage ratio is used by rating agencies in assessing our leverage ratio. See Appendix C for the non-GAAP reconciliation.  Peer averages are calculated using their last reported filings as of August 31, 2026.  These notes refer to page 19 (“We Continue to Return Meaningful Capital to Shareholders”)  Capital returned via repurchases and dividends. Dividends is inclusive of both common and special dividends.  Total capital returned includes share repurchase activity through October 16, 2026.  59

 Investment Banking - Appendix Endnotes  60

Investment Banking Endnotes

These notes refer to page 22 (“Jefferies is One of the World’s Leading Investment Banks”)

(1) MD headcount as of October 1, 2026.

(2) Source: Dealogic Global ex-China and Japan. Data FY YTD through September 30, 2026, as of October 5, 2026. M&A, ECM & LevFin only.

These notes refer to page 24 (“Our Share Gains Have Outstripped Our Leading Global Competitors”)

(1) Source: Dealogic Global ex-China and Japan. Data FY YTD through September 30, 2026, as of October 5, 2026.

These notes refer to page 25 (“We Rank 5th in Global Advisory and 5th in Global ECM”)

Source: Based on externally reported company filings.

(1) Based on LTM Q2’26 filings.

(2) Based on LTM Q3’26 earnings.

These notes refer to page 26 (“Jefferies & SMBC: Early Days of Advancing Our Alliance”)

(1) Per Dealogic, comparing Jefferies’ 2022–2023 market share to 2024–2026 annualized market share as of August 31, 2026, for five original sponsor clients jointly covered by SMBC and Jefferies.

(2) “Applicable” refers exclusively to IPOs in the Americas (U.S. and Canada) and excludes biotech and SPAC transactions.

These notes refer to page 28 (“Expanding Our Focus and Broadening Our Foundation”)

(1) Source: Dealogic Global ex-China and Japan. Data FY YTD through September 30, 2026, as of October 5, 2026. Global financial sponsor sell-side M&A, transactions under $1 billion.

Jefferies 61

 Investment Banking Endnotes  These notes refer to page 29 (“Expanding Our Focus and Broadening Our Foundation”)  Source: Dealogic Global ex-China and Japan. Data FY YTD through September 30, 2026, as of October 5, 2026.  Internal estimate.  These notes refer to page 30 (“Expanding Our Focus and Broadening Our Foundation”)  Source: Dealogic Global ex-China and Japan. Data FY YTD through September 30, 2026, as of October 5, 2026.  These notes refer to page 31 (“Expanding Our Focus and Broadening Our Foundation”)  Source: Dealogic Global ex-China and Japan. Data FY YTD through September 30, 2026, as of October 5, 2026.  These notes refer to page 32 (“These Pillars Have Driven Long-Term Growth in Revenue, Share and Position”)  Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019.  Source: Dealogic Global ex-China and Japan. Data through August 31, 2026, as of October 5, 2026. M&A, ECM & LevFin only.  62

 Equities - Appendix Endnotes  63

 Equities Endnotes  These notes refer to page 34 (“Record Net Revenues & Profitability”)  Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019.  Source: Third-party market survey. Market share represents H1’26 and excludes quant clients.  These notes refer to page 38 (“Gain Market Share”)  Source: Third-party market survey. Market share excludes quant clients.  64

 Fixed Income - Appendix Endnotes  65

 Fixed Income Endnotes  These notes refer to page 42 (“Net Revenues”)  Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019.  These notes refer to page 44 (“Service Quality – Independent Surveys”)  Source: Coalition Greenwich Voice of Client 2025 Global Fixed Income Study unless otherwise cited.  Source: Coalition Greenwich Voice of Client 2019–2025 Global Fixed Income Study.  Source: Third-party survey.  Source: Bloomberg @EURCLOALL.  66

 Asset Management - Appendix Endnotes  67

Asset Management Endnotes

These notes refer to page 46 ("Overview of Asset Management")

(1) Jefferies, through its 50% ownership in JFIN has an economic interest in Jefferies Credit Partners (JCP). The financial results attributable to 50% ownership are reported through Jefferies Investment Banking segment.

(2) This represents the aggregate AUM of the LAM platform as of August 31, 2026, including direct AUM and AUM of affiliated asset managers in which LAM Holdings and its affiliates have a revenue share or equity interest, and/or with which LAM Holdings (or an affiliate) has invested its own capital. AUM is inclusive of assets managed by Hildene related to LAM Holdings' revenue share arrangement and is exclusive of JCP. Dymon Asia and Schonfeld AUM figures reference Multi Strategy MSIF and SFEF, respectively.

These notes refer to page 49 ("Jefferies Credit Partners")

Arrangements Between Affiliates
JCP benefits from its right of first refusal to accept or reject the opportunity to invest in any loan financing it originates with Jefferies in the United States. Jefferies retains the right to pursue opportunities rejected by JCP on its own or with third parties.

(1) Based on closed deals across the JCP platform in H1'26 versus H1'25. Past performance is not necessarily indicative of, or a guarantee of, future results.

(2) The 20-year track record is based on the inception year of Jefferies Finance LLC, which was founded as a 50/50 joint venture between Massachusetts Mutual Life Insurance Company and Jefferies Financial Group Inc.

(3) As of June 30, 2026. JCP manages approximately $20 billion in private credit AUM across products. AUM is a gross measure that includes target leverage. JCP AUM is not included in Jefferies' financials.

(4) Includes all completed investments made by the JCP platform from January 1, 2021 through August 31, 2026.

(5) Calculated as total realized and unrealized net losses on defaulted assets from 2004 through March 31, 2026, divided by the cumulative amount invested over that time period, divided by a three-year average loan life. For realized assets, this includes the sum of principal outflows and inflows throughout the life of the loan, as well as receipts of interest, fees, and dividends and cash realizations based on equity ownership. For unrealized assets, this includes the sum of principal outflows and inflows and fair market values as of March 31, 2026, as well as receipts of interest, fees, and dividends.

These notes refer to page 50 ("Capital Raising Update")

(1) Capital raised figures reflect commitments generated through JefAM-led opportunities, manager-led opportunities where JefAM was involved in the allocation process, and/or other select JCP-led opportunities.

(2) Represents LTM investable capital raised over the period ended September 30th and excludes CLO capital raised and pre-FY 2026 BDC wealth flows.

Jefferies 68

 Appendix CNon-GAAP Reconciliations  69

Reconciliation of Annualized Return on Adjusted Tangible Shareholders' Equity (non-GAAP financial measure)

($ Thousands)	Fiscal Year Ended	Nine Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	2019	August 31, 2024	November 30, 2025	February 28, 2026	May 31, 2026	August 31, 2026
Net earnings attributable to common shareholders (GAAP)	$959,593	$462,719	$190,890	$155,700	$226,234	$283,883
Intangible amortization and impairment expense, net of tax	13,834	15,900	7,110	42,433	1,682	1,749
Tax benefit associated with sale of our available for sale portfolio[(1)]	(544,583)	-	-	-	-	-
Adjusted net earnings to common shareholders (non-GAAP)	$428,844	$478,619	$198,000	$198,133	$227,916	$285,632
Preferred stock dividends	-	48,501	24,145	19,504	29,184	7,110
Adjusted net earnings to total shareholders (non-GAAP)	$428,844	$527,120	$222,145	$217,637	$257,100	$292,742

	November 30, 2018	November 30, 2023	August 31, 2025	November 30, 2025	February 28, 2026	May 31, 2026
Shareholders' equity (GAAP)	$10,060,866	$9,709,827	$10,438,724	$10,574,696	$10,610,845	$10,566,996
Intangible assets, net and goodwill	(1,890,131)	(2,044,776)	(2,052,740)	(2,040,147)	(1,978,652)	(1,974,240)
Deferred tax asset, net	(512,789)	(458,343)	(615,373)	(459,052)	(493,427)	(516,550)
Weighted average impact of dividends and share repurchases	(377,805)	(157,739)	(64,387)	(106,532)	(112,340)	(108,468)
Adjusted tangible shareholders' equity (non-GAAP)	$7,280,141	$7,048,969	$7,706,224	$7,968,965	$8,026,426	$7,967,738
Return on adjusted tangible shareholders' equity from continuing operations (non-GAAP)	5.9%	7.5%	2.9%	2.7%	3.2%	3.7%

(1) Reflects our Compensation Committee's determination to exclude a non-recurring tax benefit of approximately $544.6 million related to the closing of our available-for-sale portfolio. This tax benefit was generated primarily through activity during 2008–2010 and since then has remained an unrealized balance within equity until the liquidation of the portfolio. This realization did not impact total equity, as the increase in retained earnings was offset by a corresponding decrease in accumulated other comprehensive income.

Note: The above table reconciles certain Jefferies Financial Group non-GAAP financial information to their respective U.S. GAAP measures. Jefferies Financial Group believes that the disclosed non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures, are useful to investors as they enable investors to evaluate Jefferies Financial Group results through the eyes of management. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP.

Jefferies 70

Reconciliation of Tangible Assets, Tangible Equity and Tangible Gross Leverage Ratio (non-GAAP financial measures)  Note: The above table reconciles certain Jefferies Financial Group non-GAAP financial information to their respective U.S. GAAP measures. Jefferies Financial Group believes that the disclosed non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures, are useful to investors as they enable investors to evaluate Jefferies Financial Group results through the eyes of management. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP.  (1) Tangible gross leverage ratio is equal to tangible assets divided by tangible equity.  ($ Millions except Leverage Ratio)     As Of     8/31/2026  Total Assets (GAAP)  $81,302  Intangible assets, net and goodwill  ($1,972)  Tangible assets (non-GAAP)  $79,330        Total Shareholders' equity (GAAP)  $10,714  Intangible assets, net and goodwill  ($1,972)  Tangible equity (non-GAAP)  $8,742        Tangible gross leverage ratio (1)  9.1x  71

 Reconciliation of Total Select Asset Management Revenues(non-GAAP financial measure)  Note: The above table reconciles certain Jefferies Financial Group non-GAAP financial information to their respective U.S. GAAP measures. Jefferies Financial Group believes that the disclosed non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures, are useful to investors as they enable investors to evaluate Jefferies Financial Group results through the eyes of management. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP.  ($ Millions)     2019  LTM 8/31/2024  LTM 8/31/2026  Asset management fees and revenues (GAAP)  $25   $108  $114  Investment return (GAAP)  $102   $173  $206  Total Select Asset Management Revenues (non-GAAP)  $127   $282  $320  72

 Reconciliation of Adjusted Net Earnings (non-GAAP financial measure)  Note: The above table reconciles certain Jefferies Financial Group non-GAAP financial information to their respective U.S. GAAP measures. Jefferies Financial Group believes that the disclosed non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures, are useful to investors as they enable investors to evaluate Jefferies Financial Group results through the eyes of management. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP.  (1) Reflects our Compensation Committee’s determination to exclude a non-recurring tax benefit of approximately $544.6 million related to the closing of our available-for-sale portfolio. This tax benefit was generated primarily through activity during 2008–2010 and since then has remained an unrealized balance within equity until the liquidation of the portfolio. This realization did not impact total equity, as the increase in retained earnings was offset by a corresponding decrease in accumulated other comprehensive income.    ($ Thousands)   2019  Net Earnings (GAAP)  $962,563  Tax Benefit associated with sale of our Available for Sale Portfolio (1)  (544,583)  Adjusted Net Earnings (non-GAAP)  $417,980  73